FIDELITY
TECHNOQUANT   (trademark)

GROWTH
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's Statement of Additional Information (SAI) dated October 22, 1996. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy call Fidelity at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

LIKE ALL MUTUAL
FUNDS, THESE
SECURITIES HAVE NOT
BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION, NOR HAS
THE SECURITIES AND
EXCHANGE
COMMISSION OR ANY
STATE SECURITIES
COMMISSION PASSED
UPON THE ACCURACY
OR ADEQUACY OF THIS
PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.
   TQG-pro-1096
TechnoQuant Growth is a growth fund. Using a computer-aided quantitative approach, it seeks to increase the value of your investment over the long term by investing mainly in common stocks.
PROSPECTUS
OCTOBER 22, 1996(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109


CONTENTS


KEY FACTS                  THE FUND AT A GLANCE

                           WHO MAY WANT TO INVEST

                           EXPENSES The fund's sales charge
                           (load) and its yearly operating
                           expenses.

                           PERFORMANCE How the fund has
                           done over time.

THE FUND IN DETAIL         CHARTER How the fund is organized.

                           INVESTMENT PRINCIPLES AND RISKS
                           The fund's overall approach to
                           investing.

                           BREAKDOWN OF EXPENSES How
                           operating costs are calculated and
                           what they include.

YOUR ACCOUNT               DOING BUSINESS WITH FIDELITY

                           TYPES OF ACCOUNTS Different ways
                           to set up your account, including
                           tax-sheltered retirement plans.

                           HOW TO BUY SHARES Opening an
                           account and making additional
                           investments.

                           HOW TO SELL SHARES Taking money
                           out and closing your account.

                           INVESTOR SERVICES Services to help
                           you manage your account.

SHAREHOLDER AND            DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES           AND TAXES

                           TRANSACTION DETAILS Share price
                           calculations and the timing of
                           purchases and redemptions.

                           EXCHANGE RESTRICTIONS

                           SALES CHARGE REDUCTIONS
                           AND WAIVERS

KEY FACTS


THE FUND AT A GLANCE
GOAL: Long-term growth of capital (increase in the value of the fund's shares). As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests mainly in common stocks that are believed, through the use of a quantitative investment approach emphasizing technical factors, to be well positioned for growth.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed to provide an alternative to more traditional styles of investing for growth-oriented investors. The fund utilizes computer-aided quantitative analysis emphasizing technical factors, such as historical price and volume relationships.
The value of the fund's investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here
in order of ascending risk.
Generally, investors seeking
to maximize return must
assume greater risk.
TechnoQuant(trademark) Growth is in
the GROWTH category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME
Seeks long-term growth and
income by investing in stocks
and bonds.
(right arrow) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell, or hold shares of a fund. See pages and 25-30 for an explanation of how and when these charges apply. Lower sales charges may be available for accounts over $250,000.
Maximum sales charge on purchases after        3.00
December 31, 1997(as a % of offering price)A   %

Maximum sales charge on                        None
reinvested distributions

Deferred sales charge on redemptions           None

Redemption fee (as a % of amount redeemed      0.75
on shares held less than 90 days)              %

Exchange fee                                   None

Annual account maintenance fee                 $12.0
(for accounts under $2,500)                    0

A THE SALES CHARGE HAS BEEN WAIVED THROUGH DECEMBER 31, 1997.
ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee that varies based on its performance. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page ).
The following figures are based on estimated expenses, and are calculated as a percentage of average net assets.
Management fee                  .61%

12b-1 fee                       None

Other expenses                  .43%

Total fund operating expenses   1.04
                                %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
After 1 year           $ 11

   After 3 years       $ 33

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.








UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of
expenses for portfolio
management, shareholder
statements, tax reporting, and
other services. As an
investor, you pay some of
these costs directly (for
example, the fund's 3% sales
charge). Others are paid from
the fund's assets; the effect
of these other expenses is
already factored into any
quoted share price or return.
(checkmark)

PERFORMANCE
This section would normally show how the fund has performed over time. Because the fund was new when this prospectus was printed, its performance is not included. Twice a year, you will receive a report detailing the fund's recent strategies, performance, and holdings. For current performance, or a free annual report, call 1-800-544-8888.
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Growth Funds Average, which currently reflects the performance of over 740 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales charges.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.























UNDERSTANDING
PERFORMANCE
Because this fund invests in
stocks, its performance is
related to that of the overall
stock market. Historically,
stock market performance
has been characterized by
volatility in the short run and
growth in the long run.
(checkmark)
   THE FUND IN DETAIL


CHARTER
TECHNOQUANT GROWTH IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust on May 31, 1978.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far
East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments.
Timothy A. Krochuk is manager of TechnoQuant Growth, which he has managed since inception. Previously, he was a quantitative analyst. Mr. Krochuk joined Fidelity in 1992.
Fidelity investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corp. (FDC) distributes and markets Fidelity's funds and services. Fidelity Service Co. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND'S INVESTMENT APPROACH
The fund seeks growth of capital by investing mainly in common stocks. However, the fund has the flexibility to invest in other types of equity and debt securities as well.
The fund's security selection process utilizes computer-aided, quantitative analysis. FMR's computer models use many types of data, but emphasize technical factors such as historical price and volume relationships. Fundamental criteria, such as earnings estimates, and dividend yield may also be considered.
FMR's emphasis on technical analysis can result in the fund holding different types of stocks at different times. For example, the fund may hold stocks of companies with large or small market capitalization or high or low price/earnings ratios. The fund's focus may change rapidly based on FMR's analysis of the most current information. At times, the fund may be concentrated in a small number of market sectors or securities.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies, and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. Of course, when you sell your shares of the fund, they may be worth more or less than what you paid for them.
The fund reserves the right to invest in money market instruments, in a pooled account of repurchase agreements, and in a Fidelity money market fund available only to Fidelity funds and accounts.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to investment company securities. DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Lower-quality debt securities are sometimes called "junk bonds." Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.
Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities to 5% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities.
OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. These limitations do not apply to U.S. Government securities or investment company securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities. BORROWING. The fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraph restates all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraph, can be changed without shareholder approval.
The fund seeks capital growth.
With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer.
The fund may not invest more than 25% of its total assets in any one industry.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a management fee to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays other expenses, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The amount of the fee is determined by taking a BASIC FEE and then applying a PERFORMANCE ADJUSTMENT. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the S&P 500.
Manage   =   Ba    +/-   Performa
ment         sic         nce
fee          fee         adjustme
                         nt

THE BASIC FEE (calculated monthly) is calculated by adding a group fee rate to an individual fund fee rate, and multiplying the result by the fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above .52%, and it drops as total assets under management increase.
For September 1996, the group fee rate was .3050%. The individual fund fee rate is 0.30%. The basic fee rate for fiscal 1997 is estimated to be
 .6050%.
THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing the fund's performance to that of the S&P 500. The performance period will begin on December 1, 1996 and will eventually span 36 months, but the performance adjustment will not take effect until November 1, 1997. The difference is translated into a dollar amount that is added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is "0.20%.
The total management fee rate for fiscal 1997 is estimated to be .61%.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform many transaction and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and handling securities loans.
The fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund's annualized portfolio turnover rate is projected to exceed 200% in the first fiscal period. This rate varies from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.











UNDERSTANDING THE
MANAGEMENT FEE
The basic fee FMR receives
is designed to be responsive
to changes in FMR's total
assets under management.
Building this variable into the
fee calculation assures
shareholders that they will
pay a lower rate as FMR's
assets under management
increase.
Another variable, the
performance adjustment,
rewards FMR when the fund
outperforms the S&P 500 (an
established index of stock
market performance) and
reduces FMR's fee when the
fund underperforms this
index.
(checkmark)
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-sheltered retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
If you are investing through FBSI or another financial institution or investment professional, refer to its program materials for any special provisions regarding your investment in the fund.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If your employer offers the fund through a retirement program, contact your employer for more information. Otherwise, call Fidelity directly.








FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over 215
(solid bullet) Assets in Fidelity mutual
funds: over $406 billion
(solid bullet) Number of shareholder
accounts: over 27 million
(solid bullet) Number of investment
analysts and portfolio
managers: over 215
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
TO SHELTER YOUR RETIREMENT SAVINGS FROM TAXES
 Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow anyone of legal age and under 70 with earned income to invest up to $2,000 per tax year. Individuals can also invest in a spouse's IRA if the spouse has earned income of less than $250.
(solid bullet) ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.
(solid bullet) KEOGH OR CORPORATE PROFIT SHARING AND MONEY PURCHASE PENSION PLANS allow self-employed individuals or small business owners (and their employees) to make tax-deductible contributions for themselves and any eligible employees up to $30,000 per year.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of most tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER
GROUPS
Requires a special application.
HOW TO BUY SHARES
ONCE EACH BUSINESS DAY, TWO SHARE PRICES ARE CALCULATED FOR THE FUND: the offering price and the net asset value (NAV). If you qualify for a sales charge waiver as described on page , your share price will be the NAV. If you pay a sales charge as described on page , your share price will be the offering price. When you buy shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund.
Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-SHELTERED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
For Fidelity retirement accounts  $500
TO ADD TO AN ACCOUNT  $250
For Fidelity retirement accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity retirement accounts $500
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO THE "INVESTOR SERVICES" SECTION BEGINNING ON PAGE .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.
UNDERSTANDING
SHARE PRICE
Let's say you invest $2,500 at
an offering price of $10. Of
the $10 offering price, 3%
($.30) is the sales charge,
and 97% ($9.70) represents
the NAV. The value of your
initial investment will be
$2,425 (250 shares worth
$9.70 each), and you will
have paid a sales charge of
$75.
(checkmark)
Row: 1, Col: 1, Value: 25.0
Row: 1, Col: 2, Value: 75.0
Row: 1, Col: 3, Value: 75.0
Row: 1, Col: 4, Value: 75.0
Row: 1, Col: 5, Value: 75.0
Row: 1, Col: 6, Value: 75.0
Row: 1, Col: 7, Value: 75.0
Row: 1, Col: 8, Value: 75.0
Row: 1, Col: 9, Value: 75.0
Row: 1, Col: 10, Value: 75.0
Row: 1, Col: 11, Value: 75.0
Row: 1, Col: 12, Value: 75.0
Row: 1, Col: 13, Value: 75.0
Row: 1, Col: 14, Value: 75.0
Row: 1, Col: 15, Value: 75.0
Row: 1, Col: 16, Value: 75.0
Row: 1, Col: 17, Value: 75.0
Row: 1, Col: 18, Value: 75.0
Row: 1, Col: 19, Value: 75.0
Row: 1, Col: 20, Value: 75.0
Row: 1, Col: 21, Value: 75.0
Row: 1, Col: 22, Value: 75.0
Row: 1, Col: 23, Value: 75.0
Row: 1, Col: 24, Value: 75.0
Row: 1, Col: 25, Value: 75.0
Row: 1, Col: 26, Value: 75.0
Row: 1, Col: 27, Value: 75.0
Row: 1, Col: 28, Value: 75.0
Row: 1, Col: 29, Value: 75.0
Row: 1, Col: 30, Value: 75.0
Row: 1, Col: 31, Value: 75.0
Row: 1, Col: 32, Value: 75.0
Row: 1, Col: 33, Value: 75.0
Row: 1, Col: 34, Value: 75.0
$2,500 Investment
3% sales charge = $75
Value of Investment = $2,425

                                      TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

Phone 1-800-544-777 (phone_graphic)   (small solid bullet) Exchange from another    (small solid bullet) Exchange from another
                                      Fidelity fund account                         Fidelity fund account
                                      with the same                                 with the same
                                      registration, including                       registration, including
                                      name, address, and                            name, address, and
                                      taxpayer ID number.                           taxpayer ID number.
                                                                                    (small solid bullet) Use Fidelity Money
                                                                                    Line to transfer from
                                                                                    your bank account. Call
                                                                                    before your first use to
                                                                                    verify that this service
                                                                                    is in place on your
                                                                                    account. Maximum
                                                                                    Money Line: $50,000.



Mail (mail_graphic)   (small solid bullet) Complete and sign the    (small solid bullet) Make your check
                      application. Make your                        payable to "Fidelity
                      check payable to                              TechnoQuant Growth
                      "Fidelity TechnoQuant                         Fund." Indicate your
                      Growth Fund." Mail to                         fund account number
                      the address indicated                         on your check and mail
                      on the application.                           to the address printed
                                                                    on your account
                                                                    statement.
                                                                    (small solid bullet) Exchange by mail: call
                                                                    1-800-544-6666 for
                                                                    instructions.



In Person (hand_graphic)   (small solid bullet) Bring your application    (small solid bullet) Bring your check to a
                           and check to a Fidelity                        Fidelity Investor Center.
                           Investor Center. Call                          Call 1-800-544-9797 for
                           1-800-544-9797 for the                         the center nearest you.
                           center nearest you.



Wire (wire_graphic)   (small solid bullet) Call 1-800-544-7777 to     (small solid bullet) Not available for
                      set up your account                             retirement accounts.
                      and to arrange a wire                           (small solid bullet) Wire to:
                      transaction. Not                                Bankers Trust
                      available for retirement                        Company,
                      accounts.                                       Bank Routing
                      (small solid bullet) Wire within 24 hours to:   #021001033,
                      Bankers Trust                                   Account #00163053.
                      Company,                                        Specify "Fidelity
                      Bank Routing                                    TechnoQuant Growth
                      #021001033,                                     Fund " and include your
                      Account #00163053.                              account number and
                      Specify "Fidelity                               your name.
                      TechnoQuant Growth
                      Fund" and include your
                      new account number
                      and your name.



Automatically (automatic_graphic)   (small solid bullet) Not available.   (small solid bullet) Use Fidelity Automatic
                                                                          Account Builder. Sign
                                                                          up for this service
                                                                          when opening your
                                                                          account, or call
                                                                          1-800-544-6666 to add
                                                                          it.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received and accepted. Share price is normally calculated at 4 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which can be requested by phone or in writing. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $1,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares, (small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee. SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed,
and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
      ACCOUNT TYPE   SPECIAL REQUIREMENTS


IF YOU SELL SHARES OF THE FUND AFTER HOLDING THEM LESS THAN 90 DAYS, THE FUND WILL
DEDUCT A REDEMPTION FEE EQUAL TO 0.75% OF THE VALUE OF THOSE SHARES.



Phone 1-800-544-777 (phone_graphic)              All account types     (small solid bullet) Maximum check request:
                                                 except retirement     $100,000.
                                                                       (small solid bullet) For Money Line transfers to
                                                 All account types     your bank account; minimum:
                                                                       $10; maximum: $100,000.
                                                                       (small solid bullet) You may exchange to other
                                                                       Fidelity funds if both
                                                                       accounts are registered with
                                                                       the same name(s), address,
                                                                       and taxpayer ID number.

Mail or in Person (mail_graphic)(hand_graphic)   Individual, Joint     (small solid bullet) The letter of instruction must
                                                 Tenant,               be signed by all persons
                                                 Sole Proprietorship   required to sign for
                                                 , UGMA, UTMA          transactions, exactly as their
                                                 Retirement account    names appear on the
                                                                       account.
                                                                       (small solid bullet) The account owner should
                                                 Trust                 complete a retirement
                                                                       distribution form. Call
                                                                       1-800-544-6666 to request
                                                                       one.
                                                 Business or           (small solid bullet) The trustee must sign the
                                                 Organization          letter indicating capacity as
                                                                       trustee. If the trustee's name
                                                                       is not in the account
                                                                       registration, provide a copy of
                                                                       the trust document certified
                                                 Executor,             within the last 60 days.
                                                 Administrator,        (small solid bullet) At least one person
                                                 Conservator,          authorized by corporate
                                                 Guardian              resolution to act on the
                                                                       account must sign the letter.
                                                                       (small solid bullet) Include a corporate
                                                                       resolution with corporate seal
                                                                       or a signature guarantee.
                                                                       (small solid bullet) Call 1-800-544-6666 for
                                                                       instructions.

Wire (wire_graphic)                              All account types     (small solid bullet) You must sign up for the wire
                                                 except retirement     feature before using it. To
                                                                       verify that it is in place, call
                                                                       1-800-544-6666. Minimum
                                                                       wire: $5,000.
                                                                       (small solid bullet) Your wire redemption request
                                                                       must be received by Fidelity
                                                                       before 4 p.m. Eastern time
                                                                       for money to be wired on the
                                                                       next business day.



(tdd_graphic) TDD - Service for the Deaf and Hearing Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account. INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
24-HOUR SERVICE
ACCOUNT ASSISTANCE
1-800-544-6666
ACCOUNT TRANSACTIONS
1-800-544-7777
PRODUCT INFORMATION
1-800-544-8888
RETIREMENT ACCOUNT
ASSISTANCE
1-800-544-4774
TOUCHTONE XPRESSSM
1-800-544-5555
 AUTOMATED SERVICE
(checkmark)
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)







To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone or in writing. The shares you exchange will carry credit for any sales charge you previously paid in connection with their purchase.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page . SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. Because of the fund's sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM   FREQUENCY     SETTING UP OR CHANGING
$100      Monthly or    (small solid bullet) For a new account, complete the
          quarterly     appropriate section on the fund
                        application.
                        (small solid bullet) For existing accounts, call
                        1-800-544-6666 for an application.
                        (small solid bullet) To change the amount or frequency of
                        your investment, call 1-800-544-6666 at
                        least three business days prior to your
                        next scheduled investment date.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY
FUNDA

MINIMUM   FREQUENCY    SETTING UP OR CHANGING
$100      Every pay    (small solid bullet) Check the appropriate box on the fund
          period       application, or call 1-800-544-6666 for an
                       authorization form.
                       (small solid bullet) Changes require a new authorization
                       form.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM   FREQUENCY        SETTING UP OR CHANGING
$100      Monthly,         (small solid bullet) To establish, call 1-800-544-6666 after
          bimonthly,       both accounts are opened.
          quarterly, or    (small solid bullet) To change the amount or frequency of
          annually         your investment, call 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
   SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 years old, you can receive distributions in cash. SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain distributions are not subject to the fund's 3% sales charge. Likewise, if you direct distributions to a fund with a 3% sales charge, you will not pay a sales charge on those purchases.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
As a fund shareholder, you
are entitled to your share of
the fund's net income and
gains on its investments. The
fund passes its earnings
along to its investors as
DISTRIBUTIONS.
The fund earns dividends
from stocks and interest from
bond, money market, and
other investments. These are
passed along as DIVIDEND
DISTRIBUTIONS. The fund
realizes capital gains
whenever it sells securities
for a higher price than it paid
for them. These are passed
along as CAPITAL GAIN
DISTRIBUTIONS.
(checkmark)
TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the taxable distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments and these taxes generally will reduce the fund's distributions. However, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments. TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (NYSE) is open. Fidelity normally calculates the fund's NAV and offering price as of the close of business of the NYSE, normally 4 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets are valued by a method that the Board of Trustees believes accurately reflects fair value. THE OFFERING PRICE (price to buy one share) is the fund's NAV divided by the sum of one minus the applicable sales charge percentage. The maximum sales charge is 3% of the offering price. The REDEMPTION PRICE (price to sell one share) is the fund's NAV.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Fidelity may only be liable for losses resulting from unauthorized transactions if it does not follow reasonable procedures designed to verify the identity of the caller. Fidelity will request personalized security codes or other information, and may also record calls. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. The fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
YOU MAY BUY SHARES OF THE FUND (AT THE OFFERING PRICE) OR SELL THEM THROUGH AN INVESTMENT PROFESSIONAL, INCLUDING A BROKER, who may charge you a transaction fee for this service. If you invest through an investment professional, read your investment professional's program materials for any additional service features or fees that may apply. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your request is received and accepted. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
THE REDEMPTION FEE, if applicable, will be deducted from the amount of your redemption. This fee is paid to the fund rather than FMR, and it does not apply to shares that were acquired through reinvestment of distributions. If shares you are redeeming were not all held for the same length of time, those shares you held longest will be redeemed first for purposes of determining whether the fee applies.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $60.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. The fee will not be deducted from retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $50,000. Eligibility for the $50,000 waiver is determined by aggregating Fidelity mutual fund accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $1,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from the fund's 3% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be registered for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number. (small solid bullet) Before exchanging into a fund, read its prospectus. (small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you.
(small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund. Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to $7.50 and redemption fees of up to 1.50% on exchanges. Check each fund's prospectus for details.
SALES CHARGE REDUCTIONS AND WAIVERS
REDUCTIONS. The fund's sales charge may be reduced if you invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. However, purchases made with assistance or intervention from a financial intermediary are not eligible. Call Fidelity to see if your purchase qualifies.
                     Sales Charge

Ranges               As a % of Offering Price   As an
                                                approximat
                                                e %
                                                of net
                                                amount
                                                 invested

$0 - 249,999         3%                         3.09%

$250,000 - 499,999   2%                         2.04%

$500,000 - 999,999   1%                         1.01%

$1,000,000 or more   none                       none

The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds (not including Fidelity's Foreign Currency Funds). Similarly, your shares carry credit for any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares or a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds of a transaction within a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. With redemption proceeds from one of Fidelity's Foreign Currency Funds, if the Foreign Currency Fund shares were originally purchased with redemption proceeds from a Fidelity fund.
4. Through the Directed Dividends Option (see page ).
5. By participants in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
If your purchase meets one of these conditions, the fund's sales charge will be reduced by the percentage sales charges, if any, you previously paid for purchases and sales of other Fidelity funds (excluding Fidelity's Foreign Currency Funds). The availability of a sales charge reduction is contingent upon the continuous ownership of Fidelity fund shares, a Fidelity brokerage core account, or participation in The CORPORATEplan for Retirement Program, as noted above.
WAIVERS. The fund's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
3. If you are a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code).
5. If you are an investor participating in the Fidelity Trust Portfolios program.
6. To shares purchased by a mutual fund for which FMR or an affiliate serves as investment manager.
7. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or its direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page .
10. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
11. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
12. If you are a registered investment adviser (RIA) purchasing for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. Except for correspondents of National Financial Services Corporation, this waiver is available only for shares purchased directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
13. If you are a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
These waivers must be qualified through FDC in advance. More detailed information about waivers (1), (2), (5), (10), and (12) is contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.


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